                                                                    EXHIBIT 10.5


                      THIRD AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------


                                  BY AND AMONG


                           ATP OIL & GAS CORPORATION,
                                  AS BORROWER,


                                  BNP PARIBAS,
                            AS ADMINISTRATIVE AGENT,


                                      AND


                          THE LENDERS SIGNATORY HERETO



                         EFFECTIVE AS OF JUNE 30, 2001

                               TABLE OF CONTENTS
                               -----------------



ARTICLE I.        DEFINITIONS...........................................................  1
Section 1.01      Terms Defined Above...................................................  1
Section 1.02      Terms Defined in Credit Agreement.....................................  1
Section 1.03      Other Definitional Provisions.........................................  1

ARTICLE II.       AMENDMENTS TO CREDIT AGREEMENT........................................  2
Section 2.01      Amendments and Supplements to Definitions.............................  2
Section 2.02      Amendments to Article II..............................................  2
Section 2.03      Amendments to Article IX..............................................  3
Section 2.04      Amendments to Schedules...............................................  3

ARTICLE III.      CONDITIONS............................................................  3
Section 3.01      Loan Documents........................................................  3
Section 3.02      Corporate Proceedings of Loan Parties.................................  3
Section 3.03      Representations and Warranties........................................  3
Section 3.04      No Default............................................................  3
Section 3.05      No Change.............................................................  3
Section 3.06      Security Instruments..................................................  3
Section 3.07      Other Instruments or Documents........................................  3
Section 3.08      Amendment Fee.........................................................  3

ARTICLE IV.       MISCELLANEOUS.........................................................  4
Section 4.01      Adoption, Ratification and Confirmation of Credit Agreement...........  4
Section 4.02      Successors and Assigns................................................  4
Section 4.03      Counterparts..........................................................  4
Section 4.04      Number and Gender.....................................................  4
Section 4.05      Entire Agreement......................................................  4
Section 4.06      Invalidity............................................................  4
Section 4.07      Titles of Articles, Sections and Subsections..........................  4
Section 4.08      Governing Law.........................................................  5

                      THIRD AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

     This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") executed effective as of the 30th day of June, 2001 (the "Effective Date"), is by and among ATP OIL & GAS CORPORATION, a corporation formed under the laws of the State of Texas (the "Borrower"); each of the lenders that is a signatory hereto or which becomes a signatory hereto and to the hereinafter described Credit Agreement as provided in Section 12.06 of the Credit Agreement (individually, together with its successors and assigns, a "Lender" and, collectively, the "Lenders"); and BNP PARIBAS, a financial institution formed under the laws of France (in its individual capacity, "Paribas"), as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Borrower, Administrative Agent and Lenders are parties to that certain Credit Agreement dated as of April 27, 2001 as amended and supplemented by that certain First Amendment to Credit Agreement dated as of June 29, 2001 and that certain Second Amendment to Credit Agreement dated as of June 29, 2001 (the "Credit Agreement"), pursuant to which the Lenders agreed to make loans to and extensions of credit on behalf of the Borrower; and

     WHEREAS, the Borrower, and the Lenders desire to amend the Credit Agreement in the particulars hereinafter provided;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                             ARTICLE I. DEFINITIONS

     Section 1.01 Terms Defined Above. As used in this Third Amendment, each of the terms "Borrower", "Credit Agreement", "Effective Date", "Third Amendment", and "Lenders" shall have the meaning assigned to such term hereinabove.

     Section 1.02 Terms Defined in Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

     Section 1.03  Other Definitional Provisions.

     (a) The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Third Amendment shall refer to this Third Amendment as a whole and not to any particular Article, Section, subsection or provision of this Third Amendment.

     (b) Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this Third Amendment unless otherwise specified.

                  ARTICLE II.  AMENDMENTS TO CREDIT AGREEMENT

     The Borrower, the Administrative Agent, and the Lenders agree that the Credit Agreement is hereby amended, effective as of the Effective Date, in the following particulars.

     Section 2.01  Amendments and Supplements to Definitions.

     (a) The following term, which is defined in Section 1.02 of the Credit Agreement, is hereby amended in its entirety to read as follows:

          "Agreement" shall mean this Credit Agreement, as amended and supplemented by the First Amendment, the Second Amendment and the Third Amendment and as the same may from time to time be further amended or supplemented.

     (b) Section 1.02 of the Credit Agreement is hereby further amended and supplemented by adding the following new definition where alphabetically appropriate, which reads in its entirety as follows:

          "Third Amendment" shall mean that certain Third Amendment to Credit Agreement dated as of July 31, 2001, by and among the Borrower, the Administrative Agent and the Lenders.

     Section 2.02  Amendments to Article VIII.

     (a) Section 8.11(a) of the Credit Agreement is hereby amended to replace the reference to "July 31, 2001" contained therein with "December 31, 2001".

     Section 2.03  Amendments to Article IX.

     (a) Section 9.04 of the Credit Agreement is hereby amended by replacing the figure "$500,000" appearing therein with the figure "$1,000,000".

     (b) Section 9.13 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Section 9.13 Current Ratio The Borrower will not permit its ratio of (i) consolidated current assets to (ii) consolidated current liabilities (excluding current maturities of the Notes) to be less than 1.00 to 1.00 at the end of any fiscal quarter of the Borrower beginning September 30, 2001 and thereafter."

     Section 2.04 Amendments to Schedules. Schedule 9.03 is hereby amended by replacing item 2 thereof with the following:

          "2. Loans from the Borrower to ATP (UK) of not more than $6,000,000 at any one time outstanding as of the Closing Date and for a period not to extend past August 31, 2001."

                            ARTICLE III.  CONDITIONS

     The enforceability of this Third Amendment against the Administrative Agent and the Lenders is subject to the satisfaction of the following conditions precedent:

     Section 3.01 Loan Documents. The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Third Amendment executed and delivered by a duly authorized officer of the Borrower, the Administrative Agent, and each Lender.

     Section 3.02 Corporate Proceedings of Loan Parties. The Administrative Agent shall have received multiple copies, as requested by the Administrative Agent, of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of the Borrower, authorizing the execution, delivery, and performance of this Third Amendment, each such copy being attached to an original certificate of the Secretary or an Assistant Secretary of the Borrower, dated as of the Effective Date, certifying (i) that the resolutions attached thereto are true, correct and complete copies of resolutions duly adopted by written consent or at a meeting of the Board of Directors, (ii) that such resolutions constitute all resolutions adopted with respect to the transactions contemplated hereby, (iii) that such resolutions have not been amended, modified, revoked or rescinded as of the Effective Date,
(iv) that the articles of incorporation and bylaws of the Borrower have not been amended or otherwise modified since the effective date of the Credit Agreement, except pursuant to any amendments attached thereto, and (v) as to the incumbency and signature of the officers of the Borrower executing this Third Amendment.

     Section 3.03 Representations and Warranties. Except as affected by the transactions contemplated in the Credit Agreement and this Third Amendment, each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects as of the Effective Date, as if made on and of such date.

     Section 3.04 No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

     Section 3.05 No Change. No event shall have occurred since December 31, 2000, which, in the reasonably opinion of the Lenders, could have a Material Adverse Effect.

     Section 3.06 Security Instruments. All of the Security Instruments shall be in full force and effect and provide to the Administrative Agent the security intended thereby to secure the Indebtedness, as amended and supplemented hereby.

     Section 3.07 Other Instruments or Documents. The Administrative Agent or any Lender or counsel to the Administrative Agent shall receive such other instruments or documents as they may reasonably request.

     Sectin 3.08 Amendment Fee. The Borrower shall pay to the Administrative Agent for the benefit of the Lenders an amendment fee of $75,000.

                           ARTICLE IV.  MISCELLANEOUS

     Section 4.01 Adoption, Ratification and Confirmation of Credit Agreement. Each of the Borrower, the Administrative Agent, and the Lenders does hereby adopt, ratify and confirm the Credit Agreement, as amended hereby and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect.

     Section 4.02 Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

     Section 4.03 Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by the Borrower, the Administrative Agent and the Lenders. In this regard, each of the parties hereto acknowledges that a counterpart of this Third Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Third Amendment by each necessary party hereto and shall constitute one instrument.

     Section 4.04 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

     Section 4.05 Entire Agreement. This Third Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Third Amendment.

     Section 4.06 Invalidity. In the event that any one or more of the provisions contained in this Third Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Third Amendment.

     Section 4.07 Titles of Articles, Sections and Subsections. All titles or headings to Articles, Sections, subsections or other divisions of this Third Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

     Section 4.08 Governing Law. This Third Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of Texas.

     THIS THIRD AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, THE NOTES, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                        [SIGNATURES BEGIN ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.


BORROWER:  ATP OIL & GAS CORPORATION


                                    By:  /s/ T. Paul Bulmahn
                                         -------------------
                                    T. Paul Bulmahn
                                    President

LENDER AND ADMINISTRATIVE AGENT:    BNP PARIBAS, INDIVIDUALLY AND AS
                                      ADMINISTRATIVE AGENT


                                    By:    /s/ Brian M. Malone
                                           -------------------------
                                    Name:  Brian M. Malone
                                    Title: Managing Director


                                    By:    /s/ Betsy Jocher
                                           -------------------------
                                    Name:  Betsy Jocher
                                    Title: Vice President

LENDER AND SYNDICATION AGENT        UNION BANK OF CALIFORNIA
                                    N.A., INDIVIDUALLY AND AS SYNDICATION
                                    AGENT



                                    By:
                                           -------------------------
                                    Name:
                                           -------------------------
                                    Title:
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